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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):           November 17, 2000


                              Hecla Mining Company
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
______________________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-8491                                 82-0126240
______________________________________________________________________________
(Commission File Number)              (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                                   83815-8788
______________________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                                 (208) 769-4100
_______________________________________________________________________________
                         (Registrant's Telephone Number)













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Item 5.   Other Events.

     On November 20, 2000 the Hecla Mining Company (the "Company") issued a news release announcing that is had entered into a definitive stock purchase agreement with Zemex U.S. Corporation, a wholly owned subsidiary of Zemex Corp. of Toronto, Canada, regarding the sale of the Company's wholly owned subsidiary, Kentucky-Tennessee Clay Company, for a purchase price of $68 million.

     The definitive stock purchase agreement and the news release are attached hereto as Exhibits 10.1 and 99.1, respectively, and each is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     Exhibit 10.1  - Stock Purchase Agreement dated November  17, 2000 between
                     Hecla Mining Company and Zemex U.S. Corporation

     Exhibit 99.1 -  News Release dated November 20, 2000




                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    HECLA MINING COMPANY



                                    By:  /s/ Michael B. White
                                        __________________________________
                                        Name:  Michael B. White
                                        Title: Vice President - General Counsel


Dated:  November 28, 2000



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                                  EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____


Exhibit 10.1 - Stock Purchase Agreement dated November 17, 2000 between
               Hecla Mining Company and Zemex U.S. Corporation


Exhibit 99.1 - News Release dated November 20, 2000







































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